Rule 497(e)

File Nos. 333-70963 and 811-09201

Key Business VUL – Prospectus

A Flexible Premium Variable Universal Life Insurance Policy

Offered by Great-West Life & Annuity Insurance Company

In connection with its COLI VUL-2 Series Account

The Board of Directors of the DWS Dreman High Return Equity VIP has approved the termination of Dreman Value Management, L.L.C. ("DVM") as the portfolio’s subadvisor. Effective on or about the close of business on June 1, 2009 (the “Transition Date"), DVM will cease to act as the portfolio’s subadvisor and Deutsche Investment Management Americas Inc. (the "Advisor") will assume all day-to-day advisory responsibilities for the portfolio that were previously delegated to DVM.

In addition, on or about the Transition Date, the portfolio will change its name to DWS Strategic Value VIP.

Accordingly, on the Transition Date, the following paragraph shall replace the Fund description in the “The Investment Options and Funds” section on page 20 of the Prospectus:

“DWS Strategic Value VIP (Class A Shares) (formerly known as DWS Dreman High Return Equity VIP) seeks to achieve a high rate of total return. Under normal circumstances, the Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities. The Fund focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of February 28, 2009, the S&P 500 Index had a median market capitalization of $5 billion) and that portfolio management believes are undervalued. The Fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the S&P 500 Index. Although the Fund can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize one or more sectors. In fact, it may invest more than 25% of total assets in a single sector. The Fund may invest up to 20% of net assets in foreign securities including US dollar-denominated American Depository Receipts. The Fund’s equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks. Fund management seeks to invest in a diversified portfolio normally consisting of approximately 60 - 80 stocks. Fund management begins by comparing a company’s stock price to its book value, cash flow, earnings and sales and analyzing individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income. Fund management assembles the Fund from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. Fund management employs a disciplined sell strategy and will normally sell a stock when it reaches a target price, its fundamental factors have changed or when other investments offer better opportunities. Subadvised by Deusche Investment Management Americas Inc."

“Effective May 1, 2009, the Division investing in this Fund was closed to new Owners however, Owners with amounts invested in this Division as of May 1, 2009 may continue to allocate Premium payments and Transfer amounts into and out of this Division.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2009. Please keep this supplement for future reference.